SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20S49

                                    FORM 8-K

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                          Date of Report: June 26, 2001

                            MIDDLESEX WATER COMPANY
                            -----------------------
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                     0-422                22-114430
         ----------                     -----                ---------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)       Identification No.)

           1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
          -----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (732)-634-1500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Middlesex Water Company

Item 5. 0ther Events

Richard A. Russo, Executive Vice President and Director of Middlesex Water Company, retired from the Company and resigned from the Board of Directors on June 26, 2001.

Dennis G. Sullivan was elected President of the Company on May 23, 2001.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned hereunto duly authorized.


                                             MIDDLESEX WATER COMPANY
                                                  (Registrant)


                                              /s/ Marion F. Reynolds
                                      ---------------------------------------
                                      Marion F. Reynolds
                                      Vice President, Secretary and Treasurer


Dated:  June 26, 2001